UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2020

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2020, Ovintiv Inc. (the “Company”) issued a news release announcing that Clayton H. Woitas, age 71, will retire from the Board of Directors (the “Board”) and that Peter A. Dea, age 66, will succeed as Chairman of the Board, each effective June 30, 2020. Mr. Dea will serve as an ex officio, non-voting, member of all Board Committees. Following Mr. Woitas’ retirement, the Board will have 11 members.

On May 27, 2020, the Company also announced that Michael G. McAllister, age 62, will retire from the Company and cease to serve as President effective June 30, 2020. Following Mr. McAllister’s retirement, Mr. Douglas J. Suttles, age 59, will serve as President & Chief Executive Officer of the Company effective June 30, 2020. Mr. Suttles has been with the Company since June 2013, when he joined as President & Chief Executive Officer. For the period from September 2019 to Mr. McAllister’s retirement, Mr. Suttles served as Chief Executive Officer.

Mr. Suttles will again hold the position of President & Chief Executive Officer for a term ending co-terminus with the term of corporate officers appointed by the Board, or until his resignation, death, removal from office or his successor is appointed. No additional compensation arrangements were entered into with Mr. Suttles in conjunction with his appointment as President & Chief Executive Officer. There are no arrangements or understandings between Mr. Suttles and any other person pursuant to which Mr. Suttles was appointed as President & Chief Executive Officer. There are no family relationships among any of the Company’s directors and executive officers. There are no transactions involving Mr. Suttles that require disclosure under Item 404(a) of Regulation S-K.

Additional background information regarding Mr. Dea and Mr. Suttles can be found in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 19, 2020.

A copy of the news release is furnished as part of this report and is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 27, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 27, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 28, 2020

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary